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                        CALIFORNIA WATER SERVICE COMPANY

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

                                     PROXY


PETER C. NELSON and PAUL G. EKSTROM, and each of them with full power of substitution, are hereby authorized to vote, as designated on the reverse side, the stock of the undersigned at the Annual Meeting of Shareholders of California Water Service Company to be held at 1720 N. First Street, San Jose, California on Wednesday, April 16, 1997 at 10:00 A.M., or at any adjournment thereof.


PLEASE DATE, SIGN AND MAIL IMMEDIATELY IN THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                SEE REVERSE SIDE
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/X/  Please mark votes as in this example.

IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE FORMATION OF A HOLDING COMPANY, FOR THE ELECTION OF THE BOARD'S NOMINEES FOR DIRECTORS, AND FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK, LLP AS AUDITORS. THE BOARD OF DIRECTORS RECOMMENDS VOTING IN FAVOR OF THESE MATTERS.

1.      PROPOSAL TO APPROVE THE FORMATION OF A HOLDING COMPANY

        FOR:     ____
        AGAINST: ____
        ABSTAIN: ____

2.      ELECTION OF DIRECTORS

        FOR ALL NOMINEES: ____    WITHHELD FROM ALL NOMINEES: ____
        (except as marked below)

        (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH NOMINEE'S NAME IN THE LIST BELOW.)

Robert W. Foy, Edward D. Harris, Jr., M.D., Robert K. Jaedicke, Linda R. Meier, Peter C. Nelson, C.H. Stump, Edwin E. van Bronkhorst, Richard P. Magnuson, and J.W. Weinhardt.

3. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK, LLP as the independent auditors of the Company.

        FOR:     ____
        AGAINST: ____
        ABSTAIN: ____

4. IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ____

NOTE: Please sign exactly as name appears hereon. If signing as attorney, executor, administrator, trustee, guardian or the like, please give your full title as such. If signing for a corporation, please give your title. In the case of shares standing in the name of two or more persons, California law permits the voting of such shares under a proxy signed by any one of such persons if none of the others is present in person or represented by proxy.

PLEASE DATE, SIGN and RETURN PROMPTLY

Signature _______________________  Date _______________

Signature _______________________  Date _______________